Exhibit (h)(3)

WHITEHORSE FINANCE, INC.

(a Delaware corporation)

Up to 3,321,033 Shares of Common Stock (Par Value $0.001 Per Share)

Issuable Upon Exercise of Non-transferable Rights

to Subscribe for Such Shares of Common Stock

DEALER MANAGER AGREEMENT

October 22, 2015

Deutsche Bank Securities Inc.

60 Wall Street

2nd Floor

New York, NY 10005

Ladies and Gentlemen:

WhiteHorse Finance, Inc., a Delaware corporation (the “Company”), H.I.G. WhiteHorse Advisers, LLC, a Delaware limited liability company (“WhiteHorse Advisers” or the “Adviser”), and H.I.G. WhiteHorse Administration, LLC, a Delaware limited liability company (the “Administrator” and, together with the Company and the Adviser, the “WhiteHorse Entities”), confirm their respective agreements with and the appointment of Deutsche Bank Securities Inc. to act as dealer manager (the “Dealer Manager”) in connection with the issuance by the Company to the holders of record (the “Holders”) at 5:00 p.m. (New York City time) on October 23, 2015 (the “Record Date”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, of non-transferable rights entitling Holders to subscribe collectively for up to an aggregate of 3,321,033 whole shares (each, a “Share”) and collectively, the “Shares”) of Common Stock (the “Rights Offering”). Pursuant to the terms of the Rights Offering, the Company is issuing each Holder one non-transferable right (each, a “Right” and collectively, the “Rights”) for each whole share of Common Stock held by such Holder on the Record Date. The Rights and the Shares together are referred to herein as the “Securities”. The Rights entitle Holders to acquire during the subscription period set forth in the Prospectuses (as defined below), at the subscription price set forth in the Prospectuses, 1/4.511505 Shares for every one Right exercised, on the terms and subject to the conditions set forth in the Prospectuses. No fractional Shares will be issued. Pursuant to the over-subscription privilege in connection with the Rights Offering (the “Over-Subscription Privilege”), Holders who fully exercise all Rights issued to them (other than those which cannot be exercised because they represent the right to acquire less than one Share) may subscribe for additional Shares not subscribed for by other Holders on the terms and subject to the conditions set forth in each Prospectus, including as to proration.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2 (File No. 333-196436), including the related preliminary prospectus or prospectuses, and post-effective amendments covering the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”) and the offer and sale thereof from time to time in accordance with Rule 415 of the 1933 Act Regulations, which registration statement has been declared effective by the Commission. The Company filed a Form N-6F “Notice of Intent to Elect to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940” (File No. 814-00967) pursuant to Section 6(f) of the Investment Company Act (as defined below), with the Commission on September 7, 2012 under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”). The Company filed a Form N-54A “Notification of Election to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act” (File No. 814-00967) under the Investment Company Act with the Commission on December 4, 2012. In addition, for tax purposes the Company has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for the period beginning December 4, 2012.

Promptly after execution and delivery of this Agreement, the Company will prepare and file one or more prospectuses in accordance with the provisions of Rule 430C (“Rule 430C”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 497 of the 1933 Act Regulations (“Rule 497”). The information included in such prospectuses that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430C is herein called the “Rule 430C Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430C Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus, in the form filed by the Company with the Commission pursuant to Rule 497 under the 1933 Act on or before the second business day after the date hereof (or such earlier time as may be required under the 1933 Act), which will include the base prospectus, dated August 25, 2015, together with a prospectus supplement, is herein called the “First Prospectus.” The prospectus, to be filed by the Company in accordance with Section 4(d) of this Agreement, which will include the base prospectus dated August 25, 2015 is herein called the “Second Prospectus,” and together with the First Prospectus, the “Prospectuses” and each a “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, any Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

Any letters to beneficial owners of the shares of Common Stock of the Company, forms used to exercise rights, any letters from the Company to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Company may use, approve, prepare or authorize in writing for use in connection with the Rights Offering, as any of them may be amended, modified or supplemented from time to time, in each case in the form filed with the Commission as an exhibit to the Registration Statement or pursuant to Rule 482 under the Securities Act, as applicable, are collectively referred to hereinafter as the “Offering Materials.”

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The Company has entered into (i) an investment advisory agreement, dated as of December 4, 2012 (the “Investment Advisory Agreement”), with WhiteHorse Advisers, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”), and (ii) an administration agreement, dated as of December 4, 2012 (the “Administration Agreement”), with the Administrator.

On December 3, 2012, WhiteHorse Finance, LLC filed a certificate of conversion with the Secretary of State of the State of Delaware and otherwise completed actions necessary for the conversion of WhiteHorse Finance, LLC from a limited liability company to a corporation, the Company. In connection therewith, the outstanding limited liability company interests in WhiteHorse Finance, LLC were converted into, on a one for one basis, shares of Common Stock (the “BDC Conversion”). For purposes of this Agreement, unless the context otherwise requires, references to the Company shall be deemed to include WhiteHorse Finance, LLC and its consolidated subsidiaries for periods prior tothe consummation of the BDC Conversion.

On December 4, 2012, the Company filed with the Commission a Form 8-A to register its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (File No. 001-35752). On July 16, 2013, the Company filed with the Commission a Form 8-A to register its 6.5% senior notes due 2020 under Section 12(b) of the 1934 Act (File No. 001-35752).

The Company has also entered into a License Agreement, dated as of December 4, 2012 (the “License Agreement”), with Bayside Capital, Inc., a Florida corporation (“Bayside Capital”), which owns the licensed mark “WhiteHorse”, for the grant of a license by Bayside Capital to the Company to use the “WhiteHorse” mark in association with the commercial activities of the Company. The Adviser has entered into a staffing agreement, dated as of December 4, 2012 (the “Staffing Agreement”), with Bayside Capital, pursuant to which Bayside Capital has agreed to make or cause to be made experienced investment professionals available to the Adviser and to provide access to the senior investment personnel of H.I.G. Capital, LLC, an affiliate of Bayside Capital. This Agreement, the Investment Advisory Agreement, the Administration Agreement, the License Agreement and the Staffing Agreement are hereinafter referred to, collectively, as the “Company Agreements.”

On September 27, 2012, (i) WhiteHorse Finance Warehouse, LLC (“WhiteHorse Warehouse”), a wholly-owned subsidiary of the Company, entered into a Fee Letter Agreement, with Natixis, New York Branch, as Facility Agent, (ii) WhiteHorse Warehouse entered into a Collateral Management Agreement with the Company, as collateral manager, (iii) WhiteHorse Warehouse entered into a Revolving Credit and Security Agreement (the “Credit Facility”) with the Lenders from time to time parties thereto, Natixis, New York Branch, as Facility Agent and the Bank of New York Mellon Trust Company N.A., as Collateral Agent, and (iv) the Company entered into a Retention of Net Economic Interest Letter with Natixis, New York Branch and Versailles Assets LLC. On August 16, 2012, the Company and WhiteHorse Warehouse entered into a Loan Sale and Contribution Agreement. On August 13, 2014, WhiteHorse Warehouse amended the terms of the Credit Facility. The Credit Facility, as so amended, is hereinafter referred to as the “Amended Credit Facility.”

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On November 8, 2012 the Company, Citibank, N.A., a national banking association, as Administrative Agent and as a Lender, and each of the other lending institutions that becomes a Lender (in each case, as defined in the Term Loan Agreement) entered into a Term Loan Agreement (the “Term Loan Agreement”). On July 9, 2013, the Company, the Administrative Agent and the Lenders entered into the First Amendment to the Term Loan. On July 19, 2013, the Company, the Administrative Agent and the Lenders entered into the Second Amendment to the Term Loan Agreement, and on December 22, 2014, the Company, the Administrative Agent and the Lenders entered into the Third Amendment to the Term Loan Agreement. The Term Loan Agreement, as so amended, is hereinafter referred to as the “Amended Term Loan Agreement.”

On July 23, 2013, the Company completed a public offering of $30.0 million of aggregate principal amount of 6.50% senior notes due 2020 (the “Senior Notes”).

SECTION 1.       Representations and Warranties.

(a)          Representations and Warranties relating to the Company. The WhiteHorse Entities, jointly and severally, hereby represent and warrant to the Dealer Manager as of the date hereof, as of the date of the First Prospectus (the “First Representation Date”), as of the date of the Second Prospectus (the “Second Representation Date”, and together with the First Representation Date, the “Representation Dates”, and each a “Representation Date”) and as of the expiration date of the Rights Offering set forth in any Prospectus, as it may be extended as provided in the Second Prospectus (the “Expiration Date”) and agree with the Dealer Manager, as follows:

(i)          Registration Statement and Prospectuses. Each of the Registration Statement and any amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the knowledge of the WhiteHorse Entities, contemplated. The Company has complied with each request (if any) from the Commission for additional information. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, as of each Representation Dates and as of the Expiration Time, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Any Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, as of each Representation Dates and as of the Expiration Time, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Any Prospectus delivered to the Dealer Manager for use in connection with this Rights Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Company has not prepared, used or referred to, and will not prepare, use or refer to, any free writing prospectus as defined in Rule 405 under the 1933 Act Regulations (“Rule 405”).

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(ii)         Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, as of each Representation Date nor as of the Expiration Time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 497, as of each Representation Date and as of the Expiration Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) with respect to the Dealer Manager made in reliance upon and in conformity with written information furnished by the Dealer Manager expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information set forth in the first sentence of the first paragraph, the first sentence of the second paragraph, the fourth paragraph and the fifth paragraph under the caption “The Offering – Distribution Arrangements” in the First Prospectus and the corresponding information in the Second Prospectus (collectively, the “Dealer Manager Information”).

(iii)        Due Organization; Subsidiaries. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement and any Prospectus. The only subsidiaries, direct or indirect, of the Company are Bayside Financing s.a.r.l and Whitehorse Finance Warehouse, LLC, each of which is a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X (each, a “Subsidiary” and together, the “Subsidiaries”). Each of the Subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or other entity in good standing under the laws of the jurisdiction of its organization with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement and any Prospectus. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified would not (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole, (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”) or (iii) materially impede the ability of the Company or the Subsidiaries to perform their obligations under the Company Agreements to which they are party. The outstanding shares of capital stock or limited liability interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

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(iv)         Emerging Growth Company. From the time of initial submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

(v)         Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement and any Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the consummation of the Rights Offering). The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Subsequent to the respective dates as of which information is given in the Registration Statement and any Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities; (ii) incurred any liability or obligation, direct or contingent, for borrowed money other than transactions in the ordinary course of business, that are not material to the Company and its Subsidiaries taken as a whole or that are of a nature that is not required to be disclosed in the Registration Statement or any Prospectus; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock

(vi)        No Stop Orders; Statements of Material Fact. The Commission has not issued an order preventing or suspending the use of the Registration Statement, any preliminary prospectus or any Prospectus relating to the proposed offering of the Rights, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and each Prospectus and any amendments or supplements thereto will contain, all statements that are required to be stated therein by, and will conform to, the requirements of the Act, the 1933 Rules and Regulations and the Investment Company Act. The Registration Statement and any amendments thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and each Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or any Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, Dealer Manager Information furnished to the Company by or on behalf of either Dealer Manager, specifically for use therein.

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(vii)       Free Writing Prospectuses. No Issuer Free Writing Prospectus has been or will be used in connection with the offering Rights or the Shares contemplated by the Registration Statement or any Prospectus.

(viii)      Testing-the-Waters Communications. The Company (a) has not engaged in any Testing-the-Waters Communication and (b) has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.

(ix)         Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Rights Offering and sale of the Shares other than the First Prospectus and the Second Prospectus and other materials, if any, permitted under the Act and consistent with Sections 4(a) and (c) hereof.

(x)         Financial Statements. The consolidated financial statements of the Company and its consolidated Subsidiaries, together with related notes and schedules as set forth in the Registration Statement and any Prospectus, comply in all material respects with the Act and the 1933 Rules and Regulations, as applicable, and present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods (except that the unaudited financial statements were or are subject to normal year-end adjustments which were not, or are not expected to be, material in amount to the Company). Such financial statements and related schedules have been prepared in accordance with GAAP, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made (except, in each case, as may be permitted by the rules and regulations of the Commission). The summary and selected consolidated financial and statistical data included in the Registration Statement and any Prospectus present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. All disclosures contained in the Registration Statement and any Prospectus regarding “non-GAAP financial measures” (as such term is defined by the 1933 Rules and Regulations) comply with Regulation G of the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission thereunder (the “Exchange Act”), and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement and any Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, or any Prospectus that are not included as required. No interactive data in eXtensible Business Reporting Language is required to be included in or incorporated by reference in the Registration Statement.

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(xi)         Independent Accounting Firm. Crowe Horwath LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement and any Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) as required by the Act.

(xii)        Sarbanes-Oxley. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the NASDAQ Global Select Market thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply (including Section 402 related to loans) and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect or which will become applicable to the Company. As of the date of the initial filing of the registration statement referred to in Section 1(a)(i) hereof, there were no outstanding personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company.

(xiii)       Legal Proceedings. Except as disclosed in the Registration Statement or any Prospectus, there is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the WhiteHorse Entities, threatened against the Company or its Subsidiaries, or to which any property of the Company or its Subsidiaries is, or to the knowledge of the WhiteHorse Entities, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise that, if determined adversely to the Company or any of its Subsidiaries would, individually or in the aggregate, have a Material Adverse Effect. There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings that are required under the Act or the Investment Company Act to be described in the Registration Statement or any Prospectus that are not so described in the Registration Statement or such Prospectus. There are no statutes, regulations or contracts or other documents that are required under the Act or the Investment Company Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or any Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement or any Prospectus.

(xiv)      Title to Property. The Company and each of its Subsidiaries leases or has access to all properties and assets as are necessary to the conduct of its operations as presently conducted and as contemplated by the Registration Statement. The Company and its Subsidiaries occupy their leased properties under valid and binding leases. The Company and its Subsidiaries do not own any real property.

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(xv)       Taxes. The Company and its Subsidiaries have filed all U.S. federal, state, local and foreign tax returns that have been required to be filed, and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due, except for such taxes, if any, as are being contested in good faith and as to which an adequate reserve or accrual has been established by the Company. All tax liabilities have been adequately provided for in the financial statements of the Company, and the WhiteHorse Entities do not know of any actual or proposed additional material tax assessments.

(xvi)      Certain Changes. Since the date of the most recent financial statements included in the Registration Statement and any Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or its Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement and any Prospectus, as each may be amended or supplemented, (iii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business that is material to the Company and its Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and any Prospectus, and (iv)there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except in each case as otherwise disclosed in the Registration Statement and any Prospectus.

(xvii)     No Conflicts. Neither the Company nor any of its Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate or articles of incorporation, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The delivery of the Rights and the Shares by the Company and the consummation of the transactions herein contemplated and the fulfillment of the terms thereof (including, without limitation, the issuance and sale of the Shares) do not and will not conflict with or result in a breach of (i) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, (ii)the certificate of incorporation or formation, articles of incorporation or association, charter, by-laws or other organizational documents, as applicable, of the Company or (iii)any law, order, rule or regulation, judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, or any of their properties or assets.

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(xviii)  Company Agreements. Each of the Company Agreements (other than the Staffing Agreement) to which the Company is a party, the Amended Term Loan Agreement, the Amended Credit Facility, the Senior Notes and the indenture related thereto has been duly authorized, executed and delivered by the Company. Each of the Company Agreements to which the Company is a party, the Amended Term Loan Agreement, the Amended Credit Facility and the Senior Notes is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnity and contribution hereunder and thereunder may be limited by general equitable principles or federal or state securities laws or public policy underlying such laws (collectively, the “Enforceability Exceptions”). The Staffing Agreement has been duly authorized, executed and delivered by the parties thereto. The Staffing Agreement is a valid and binding agreement of Bayside Capital, enforceable against Bayside Capital, in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.

(xix)       Regulatory Approvals. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of the Company Agreements and the consummation of the transactions herein and therein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”)).

(xx)        Governmental Licenses. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its Subsidiaries (i) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) that are necessary to the conduct of their business, (ii) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii)have not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

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(xxi)       Intellectual Property. The Company and its Subsidiaries own or possess or can acquire on reasonable terms the right to use all patents, inventions, trademarks, trade names, service marks, logos, trade dress, designs, data, database rights, Internet domain names, rights of privacy, rights of publicity, copyrights, works of authorship, license rights, trade secrets, know-how and proprietary information (including unpatented and unpatentable proprietary or confidential information, inventions, systems or procedures) and other industrial property and intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their business as presently conducted and currently contemplated to be conducted in the future. Neither the Company nor any of its Subsidiaries, whether through their respective products and services or the conduct of their respective businesses, has infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and none of the Company or its Subsidiaries have received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity. Neither the Company nor any of its Subsidiaries has received any communication or notice alleging that by conducting their business as set forth in the Registration Statement or any Prospectus, such parties would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other person or entity. The WhiteHorse Entities know of no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Company or the Subsidiaries. The Company and its Subsidiaries have taken all reasonable steps necessary to secure their interests in such Intellectual Property from their employees (if any) and contractors and to protect the confidentiality of all of their confidential information and trade secrets.

(xxii)      No Stabilization. Neither the Company nor, to the knowledge of the WhiteHorse Entities, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company in connection with the Rights Offering.

(xxiii)     Investment Company. Neither the Company nor any of its Subsidiaries is or, after giving effect to the Rights Offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sales as described in the Registration Statement and any Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(xxiv)    Internal Controls. The Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses in the Company’s internal control over financial reporting, and there has been no change in internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting since the respective dates as of which information is given in the Registration Statement and any Prospectus. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which adversely affect or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

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(xxv)     Disclosure Controls. The Company has established and maintains an effective system of “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(xxvi)    Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including without limitation, those of Title 18 U.S. Code section 1956 and 1957, the Bank Secrecy Act of 1970, otherwise known as the Currency and Foreign Transactions Reporting Act, as amended, the money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of the Subsidiaries (collectively, the “Anti- Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the WhiteHorse Entities, threatened.

(xxvii)   Sanctions. Neither the Company nor any of the Subsidiaries, nor any director, officer, agent, Affiliate, or employee of the Company or any of the Subsidiaries, nor to the knowledge of the WhiteHorse Entities, or any other person associated with or acting on behalf of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ( “OFAC” ) and neither the Company nor its Subsidiaries will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. The Company and the Subsidiaries have not engaged in during the past five years, are not now engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of U.S. sanctions administered by OFAC.

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(xxviii)    FCPA. Neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company, or other person associated with or acting on behalf of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corruption Practices Act of 1977, as amended, and the rules and regulations thereunder (“FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its Subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxix)      Insurance. The Company maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its business; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase.

(xxx)       Employees. The Company and its Subsidiaries have no employees.

(xxxi)      FINRA. There are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders.

(xxxii)     Listing. The Shares have been approved for listing subject to notice of issuance on the NASDAQ Global Select Market.

(xxxiii)    Related Party Transactions. There are no business relationships, direct or indirect, or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement and any Prospectus that have not been described in such as required.

(xxxiv)     Distributions from Subsidiaries. Except as disclosed in the Registration Statement and any Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

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(xxxv)      Brokerage Commissions. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the Rights Offering and the sale of Shares.

(xxxvi)     Portfolio Assets. (A) The Company, or as applicable, any of its Subsidiaries, owns, and has good and marketable title to, all of the investments described in the Registration Statement and any Prospectus under “Portfolio Companies” and elsewhere in the Registration Statement and any Prospectus (the “Portfolio Assets”), free and clear of all mortgages, pledges, liens, security interests, claims or encumbrances of any kind, and (B) all of the applicable investment documents and agreements which constitute the Portfolio Assets (the “Investment Documents and Agreements”) are in full force and effect, and the WhiteHorse Entities have no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries, as applicable, under the Investment Documents and Agreements, or affecting or questioning the rights of the Company, or any of its Subsidiaries, as applicable, under any of the Investment Documents and Agreements. Except as disclosed in the Registration Statement and any Prospectus, each portfolio company described in any Prospectus under “Portfolio Companies” is current with all of its obligations under the applicable Investment Documents and Agreements, except as described in the Registration Statement and any Prospectus, and no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred or is continuing under such Investment Documents and Agreements. Other than the Portfolio Assets, the Company and its Subsidiaries do not own any other investments.

(xxxvii)    Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement or any Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xxxviii)    Rule 38a-1 Compliance Policies. The Company has adopted and implemented written policies and procedures pursuant to Rule 38a-1 under the Investment Company Act reasonably designed to prevent violation of the federal securities laws by the Company, including policies and procedures that provide oversight of compliance of each investment.

(xxxix)     Election as a Business Development Company. The Company has elected to be treated by the Commission under the Investment Company Act as a “business development company” (the “BDC Election”). As of the each Representation Date and the Expiration Date, as applicable, the Company shall not have filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the Investment Company Act. The BDC Election is effective and no order of suspension or revocation of such election has been issued or proceedings therefor initiated or threatened by the Commission.

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(xl)         Investment Advisory Agreement in Compliance with Laws. The terms of the Investment Advisory Agreement, including compensation terms, comply with all applicable provisions of the Investment Company Act and the Advisers Act, including without limitation, Section 15 of the Investment Company Act and Section 205 of the Advisers Act, each as applicable to business development companies.

(xli)        All Necessary Approvals of Investment Advisory Agreement. The approval by the board of directors and the securityholders of the Company of the Investment Advisory Agreement has been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be “business development companies” under the Investment Company Act.

(xlii)      Compliance of Agreements with Investment Company Act. This Agreement and each of the Company Agreements complies in all material respects with all applicable provisions of the Act, the 1933 Act Regulations, the Investment Company Act and the Advisers Act.

(xliii)    Interested Persons. Except as disclosed in the Registration Statement and any Prospectus, (A) no person is serving or acting as an officer, director or investment adviser of the Company except in accordance with the provisions of the Investment Company Act and the Advisers Act and (B), to the knowledge of the Company, no director of the Company is an “interested person” (as defined in the Investment Company Act) of the Company or an “affiliated person” (as defined in the Investment Company Act) of the Dealer Manager.

(xliv)    Operations Comply with Investment Company Act. The operations of the Company and its Subsidiaries are in compliance in all material respects with the provisions of the Investment Company Act applicable to “business development companies”; provided that the Company does not represent or warrant as to the compliance of Section 7(a) hereof with Section 17(i) of the Investment Company Act. The provisions of the corporate charter, by-laws and other similar organizational documents of the Company and its Subsidiaries, and the investment objectives, policies and restrictions described in the Registration Statement and any Prospectus, assuming they are implemented as so described, comply and will comply in all material respects with the requirements of the Investment Company Act. The Company confirms that (A) it has sufficient cash and/or liquid assets to cover the amount of its unfunded commitments that are currently outstanding or (B) assuming that the Company’s unfunded commitments are “senior securities” for purposes of Section 18 of the Investment Company Act, the Company is currently in compliance with the asset coverage requirement contained in Section 18 of the Investment Company Act and will be in compliance therewith upon consummation of the transactions contemplated by this Agreement.

(xlv)    Conditions for Use of Form N-2. The Company has satisfied the conditions for the use of Form N-2, as set forth in the general instructions thereto, with respect to the Registration Statement.

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(xlvi)    Regulated Investment Company Compliance. The Company operates and intends to continue to operate its business so as to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company also intends to direct the investment of the proceeds received by it from the sale of the Shares pursuant to the Rights Offering in such a manner as to comply with the requirements of Subchapter M of the Code.

(xlvii)   Lending Relationship. Except as disclosed in the Registration Statement and any Prospectus, the Company and its Subsidiaries (i) do not have any material lending or other relationship with any bank or lending affiliate of the Dealer Manager and (ii) do not intend to use any of the proceeds from the Rights Offering to repay any outstanding debt owed to any affiliate of either Dealer Manager.

(xlviii)  Investment Company. No Subsidiary is required to register as an “investment company” under the Investment Company Act.

(xlix)    Commodity Pool. Either (a) the Company is not a “pool” under the Commodity Exchange Act (the “CEA”) and the regulations of the Commodity Futures Trading Commission (the “CFTC”) thereunder because it does not trade “commodity interests” or (b) the Company is a pool under the CEA and the CFTC regulations thereunder whose commodity pool operator is eligible for and has claimed no-action relief from registration with regard to its operation of the Company.

(l)         Authorization and Description of Rights and Shares. The Rights and the Shares to be issued by the Company have been duly authorized and, upon payment and delivery in accordance with the terms of this Agreement, the Shares will be validly issued and fully paid and nonassessable; and the issuance of the Shares is not subject to any preemptive or other similar rights of any securityholder of the Company. The Common Stock conforms to all statements relating thereto contained in the Registration Statement and any Prospectus. No holder of the Rights or the Shares will be subject to personal liability by reason of being such a holder.

(li)         Offering Materials. The Company (including its agents and representatives, other than the Dealer Manager in its capacity as such) has not prepared, made, used, authorized, approved or referred to and, prior to the later to occur of (A) the Expiration Date and (B) completion of the distribution of the Shares, will not prepare, make, use, authorize, approve or refer to any offering material in connection with the Rights Offering and the sale and delivery of the Shares other than (x) the Registration Statement, the First Prospectus, the Second Prospectus and any amendment or supplement to any of the forgoing and (y) any prospectus wrapper. All other promotional materials (including “road show slides” or “road show scripts”) prepared in connection with the marketing of the Shares. Each of such promotional materials and the prospectus wrapper is not inconsistent with the Registration Statement, any Prospectus, and when taken together with any Prospectus, most recently dated prior to the use of such promotional materials or prospectus wrapper, as of either Representation Date and as of the Expiration Time, did not contain any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(lii)        Price Per Share. In determining the exercise price of the Rights and the sales price per Shares as set forth in any Prospectus, the Company complied in all material respects with, and obtained any required approvals under the Investment Company Act, including Section 18, Section 23 and Section 63.

(b)          Representations and Warranties relating to WhiteHorse Advisers. The Adviser and the Administrator, jointly and severally, hereby represent and warrant to the Dealer Manager as of the date hereof, and as of each Representation Date and as of the Expiration Date and agree with the Dealer Manager, as follows:

(i)          Due Organization. The Adviser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement and any Prospectus. The Adviser is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to be so qualified would not (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Adviser, (ii) prevent the consummation of the transactions contemplated hereby or materially impede the ability of the Adviser to perform its obligations under the Company Agreements to which it is a party (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as “Adviser Material Adverse Effect”), or (iii) have a Material Adverse Effect.

(ii)         Legal Proceedings. There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Adviser and the Administrator, threatened against the Adviser, or to which any property of the Adviser is, or to the knowledge of the Adviser and the Administrator, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise that, if determined adversely to the Adviser would, individually or in the aggregate, have an Adviser Material Adverse Effect or a Material Adverse Effect. There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings with respect to the Adviser that are required under the Act or the Investment Company Act to be described in the Registration Statement or any Prospectus that are not so described in the Registration Statement or such Prospectus.

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(iii)        No Conflicts. The Adviser is not, nor with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate of formation, limited liability company agreement, or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Adviser of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Adviser, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have an Adviser Material Adverse Effect or a Material Adverse Effect. The execution and delivery of the Company Agreements to which the Adviser is a party and the consummation of the transactions therein contemplated and the fulfillment of the terms hereof and thereof do not and will not conflict with or result in a breach of (x) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Adviser is a party or by which the Adviser or any of its properties is bound, (y) the certificate of formation or other organizational documents, as applicable, of the Adviser or (z) any law, order, rule or regulation judgment, order, writ or decree applicable to the Adviser of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Adviser, or any of its properties or assets, except in the cases of clauses (x) and (z) for any such breach, default or violation that would not, individually or in the aggregate, result in an Adviser Material Adverse Effect or a Material Adverse Effect.

(iv)        Due Authorization. The Company Agreements to which the Adviser is a party have been duly authorized, executed and delivered by the Adviser. Each such Company Agreement is a valid and binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms, subject to the Enforceability Exceptions.

(v)         Regulatory Approvals. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Adviser of the Company Agreements to which it is party and the consummation of the transactions therein contemplated has been obtained or made and is in full force and effect.

(vi)        Governmental Licenses. Except as would not, individually or in the aggregate, have an Adviser Material Adverse Effect or a Material Adverse Effect, the Adviser (i) holds all Governmental Licenses which are necessary to the conduct of its business, (ii) is in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii)has not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(vii)       Intellectual Property. The Adviser owns or possesses or can acquire on reasonable terms the right to use all Intellectual Property necessary to conduct its business as presently conducted. The Adviser has not, whether through its products and services or the conduct of its business, infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and the Adviser has not received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity. The Adviser has not received any communication or notice alleging that by conducting its business as set forth in the Registration Statement, or any Prospectus, the Adviser would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other person or entity. The Adviser and the Administrator know of no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Adviser. The Adviser has taken all reasonable steps necessary to secure its interests in such Intellectual Property from their employees and contractors and to protect the confidentiality of all of its confidential information and trade secrets.

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(viii)      Anti-Money Laundering Laws. The operations of the Adviser are and have been conducted at all times in compliance with applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Adviser and the Administrator, threatened.

(ix)         Sanctions. Neither the Adviser, nor any director, officer, agent, Affiliate, or employee of the Adviser, nor to the knowledge of the Adviser or the Administrator, or any other person associated with or acting on behalf of the Adviser is currently subject to any U.S. sanctions administered by OFAC and the Adviser will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. The Adviser has not engaged in during the past five years, is not now engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of U.S. sanctions administered by OFAC.

(x)          FCPA. Neither the Adviser nor, to the knowledge of the Adviser or the Administrator, any director, officer, agent, employee or Affiliate of the Adviser, or other person associated with or acting on behalf of the Adviser is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Adviser has conducted its business in compliance with the FCPA and has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xi)         Brokerage Commissions. The Adviser is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Rights.

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(xii)      Compliance Policies. The Adviser has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Adviser.

(xiii)     Description of the Adviser. The description of the Adviser in the Registration Statement and any Prospectus, including in its role as investment adviser to the Company, is accurate in all material respects.

(xiv)     Title to Property. The Adviser leases or has access to all properties and assets as are necessary to the conduct of its operations as presently conducted and as contemplated by the Registration Statement. The Adviser does not own any real property.

(xv)      Registration. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement for the Company as contemplated by the Registration Statement and any Prospectus. There does not exist any proceeding or, to the knowledge of the Adviser and the Administrator, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

(xvi)      Financial Resources. The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and any Prospectus and under the Company Agreements to which the Adviser is a party.

(xvii)     Commodity Pool. Either (a) the Company is not a “pool” under the CEA and the regulations of the CFTC thereunder because it does not trade “commodity interests” or (b) to the extent the Company is or becomes a pool under the CEA and the CFTC regulations thereunder, the Adviser will avail itself of no-action relief from commodity pool operator registration.

(c)          Representations and Warranties relating to the Administrator. The Adviser and the Administrator, jointly and severally, hereby represent and warrant to the Dealer Manager as of the date hereof, and as of each Representation Date and as of the Expiration Date and agree with the Dealer Manager, as follows:

(i)          Due Organization. The Administrator has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement and any Prospectus. The Administrator is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to be so qualified would not (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Administrator, (ii) prevent the consummation of the transactions contemplated hereby or materially impede the ability of the Administrator to perform its obligations under the Company Agreements to which it is party (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as an “Administrator Material Adverse Effect”), or (iii) have an Adviser Material Adverse Effect or a Material Adverse Effect.

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(ii)         Legal Proceedings. Except as disclosed in the Registration Statement or any Prospectus, there is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the WhiteHorse Entities, threatened against the Administrator, or to which any property of the Administrator is, or to the knowledge of the WhiteHorse Entities, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise that, if determined adversely to the Adviser would, individually or in the aggregate, have an Administrator Material Adverse Effect, an Adviser Material Adverse Effect or a Material Adverse Effect. There are no current or pending legal, governmental, administrative or regulatory investigations, actions, suits, claims or proceedings with respect to the Administrator that are required under the Act, the 1933 Rules and Regulations or the Investment Company Act to be described in the Registration Statement or any Prospectus that are not so described in the Registration Statement or any Prospectus.

(iii)        No Conflicts. The Administrator is not, nor with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate of formation, limited liability company agreement, or other organizational documents, as applicable, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Administrator of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Adviser, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have an Administrator Material Adverse Effect Adviser, an Adviser Material Adverse Effect or a Material Adverse Effect. The execution and delivery of the Company Agreements to which the Administrator is a party and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof do not and will not conflict with or result in a breach of (x) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Administrator is a party or by which the Administrator or any of its properties is bound, (y) the certificate of formation or other organizational documents, as applicable, of the Administrator or (z) any law, order, rule or regulation judgment, order, writ or decree applicable to the Administrator of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Administrator, or any of its properties or assets, except in the cases of clauses (x) and (z) for any such breach, default or violation that would not, individually or in the aggregate, result in an Administrator Material Adverse Effect, an Adviser Material Adverse or a Material Adverse Effect.

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(iv)        Due Authorization. The Administration Agreement has been duly authorized, executed and delivered by the Administrator. The Administration Agreement is a valid and binding agreement of the Administrator, enforceable against the Administrator in accordance with its terms, subject to the Enforceability Exceptions.

(v)         Regulatory Approvals. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Administrator of the Administration Agreement and the consummation of the transactions therein contemplated has been obtained or made and is in full force and effect.

(vi)        Governmental Licenses. Except as would not, individually or in the aggregate, have an Administrator Material Adverse Effect, an Adviser Material Adverse Effect or a Material Adverse Effect, the Administrator (i) holds all Governmental Licenses which are necessary to the conduct of its business, (ii) is in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii) has not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(vii)       Intellectual Property. The Administrator owns or possesses or can acquire on reasonable terms the right to use all Intellectual Property necessary to conduct its business as presently conducted. The Administrator has not, whether through its products and services or the conduct of its business, infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and the Administrator has not received any communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other person or entity. The Administrator has not received any communication or notice alleging that by conducting its business as set forth in the Registration Statement or any Prospectus, the Administrator would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other person or entity. The Adviser and the Administrator know of no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Administrator. The Administrator has taken all reasonable steps necessary to secure its interests in such Intellectual Property from their employees and contractors and to protect the confidentiality of all of its confidential information and trade secrets.

(viii)      Anti-Money Laundering Laws. The operations of the Administrator are and have been conducted at all times in compliance with applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Administrator with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Adviser and the Administrator, threatened.

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(ix)        Sanctions. Neither the Administrator, nor any director, officer, agent, Affiliate, or employee of the Administrator, nor to the knowledge of the Adviser or the Administrator, or any other person associated with or acting on behalf of the Administrator is currently subject to any U.S. sanctions administered by OFAC and the Administrator will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC. The Administrator has not engaged in during the past five years, is not now engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of U.S. sanctions administered by OFAC.

(x)          FCPA. Neither the Administrator nor, to the knowledge of the Adviser or the Administrator, any director, officer, agent, employee or Affiliate of the Administrator, or other person associated with or acting on behalf of the Administrator is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Administrator has conducted its business in compliance with the FCPA and has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xi)         Brokerage Commissions. The Administrator is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Subsidiary or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Rights.

(xii)        Description of the Administrator. The description of the Administrator in the Registration Statement and any Prospectus, including in its role as administrator to the Company, is accurate in all material respects.

(xiii)       Title to Property. The Administrator leases or has access to all properties and assets as are necessary to the conduct of its operations as presently conducted and as contemplated by the Registration Statement. The Administrator does not own any real property.

(xiv)       Financial Resources. The Administrator has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and any Prospectus and under the Company Agreements to which the Administrator is a party.

SECTION 2.          Agreement to Act as Dealer Manager.

(a)          On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth:

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(i)          The Company hereby authorizes the Dealer Manager and other soliciting dealers, if any, to solicit, in accordance with the Securities Act, the Investment Company Act and the Exchange Act, the rules and regulations under those acts, any applicable securities laws of any state or jurisdiction, the applicable rules and regulation of any self-regulatory organization or registered national securities exchange and the customary practice of investment banking firms engaged in connection with similar transactions, the exercise of the Rights, and the Dealer Manager agrees to act in such capacity; and

(ii)         To the extent available, the Company agrees to furnish, or cause to be furnished, to the Dealer Manager lists, or copies of those lists, showing the names and addresses of, and number of shares of Common Stock held by, Holders.

(b)          The Dealer Manager agrees to provide to the Company, in addition to the services described in Section 2(a), financial advisory and marketing services in connection with the Offer. No fee or reimbursement, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager’s out-of-pocket expenses as described in Section 5 of this Agreement, will be payable by the Company to the Dealer Manager in connection with any services provided or costs or expenses incurred by the Dealer Manager pursuant to this Agreement.

(c)          Each of the Company and the Dealer Manager agrees that the Dealer Manager is an independent contractor with respect to the solicitation of the exercise of the Rights, and that the Dealer Manager’s performance of financial advisory, marketing and soliciting services for the Company is pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Dealer Manager act or be responsible as a fiduciary to the Company, its management, stockholders, creditors, any WhiteHorse Entity or any other person, including soliciting dealers, if any, in connection with any activity that such Dealer Manager may undertake or has undertaken in furtherance of its engagement pursuant to this Agreement, either before or after the date hereof. It is understood that such Dealer Manager is being engaged hereunder solely to provide the services described herein on behalf of the Company and that such Dealer Manager is not acting as an agent or fiduciary of, and shall have no duties or liability to, the equity holders of the Company or any other third party in connection with its engagement hereunder. It is further understood that each Dealer Manager may independently offer for sale Common Shares, including Shares acquired through the purchase and exercise of the Rights, at prices they set. The Dealer Manager may realize profits or losses from such sales independent of the fees set forth in Section 3 hereof.

(d)          The Dealer Manager agrees to perform those services with respect to the Rights Offering in accordance with customary practice of investment banking firms engaged in connection with similar transactions, including (but not limited to) using their reasonable efforts to solicit the exercise of Rights pursuant to the Offer and in communicating with the soliciting dealers, if any.

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(e)          In rendering the services contemplated by this Agreement, nether the Dealer Manager nor any of their respective affiliates will be subject to any liability to the WhiteHorse Entities or any of their respective affiliates, for any act or omission on the part of any securities broker or dealer (except with respect to the Dealer Manager acting in such capacity) or any other person, and the Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement or otherwise in connection with the Rights Offering, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misfeasance or gross negligence of such Dealer Manager or by reason of the reckless disregard of the obligations and duties of such Dealer Manager under this Agreement; provided, however, that the foregoing shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with Dealer Manager Information furnished to the Company by the Dealer Manager expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or in any Offering Materials.

SECTION 3.          Dealer Manager and Soliciting Fees. In full payment for the financial advisory, marketing, soliciting and other services rendered and to be rendered hereunder by the Dealer Manager, the Company agrees to pay the Dealer Manager (i) a fee equal to 4.00% of the aggregate subscription price paid by Holders not affiliated with H.I.G. Capital, L.L.C. for the Shares issued pursuant to the exercise of Rights, including pursuant to the Over-Subscription Privilege and (ii) a fee equal to 1.00% of the aggregate subscription price paid by Holders affiliated with H.I.G. Capital, L.L.C. for the Shares issued pursuant to the exercise of Rights, including pursuant to the Over-Subscription Privilege. The list of Holders affiliated with H.I.G. Capital. L.L.C. is set forth on Schedule 1 hereto. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow soliciting fees (the “Soliciting Fees”) to soliciting dealers of up to 1% of the subscription price per Share for each Share issued pursuant to the exercise of Rights, including pursuant to the Over-Subscription Privilege, where such soliciting dealer is so designated on the subscription form, subject to a maximum fee based on the number of Common Shares held by such soliciting dealer through The Depository Trust Company (“DTC”) on the Record Date. The Dealer Manager agrees to pay the Soliciting Fees to the soliciting dealer designated on the applicable portion of the form used by the Holder to exercise Rights, including pursuant to the Over-Subscription Privilege, and if no soliciting dealer is so designated or a soliciting dealer is otherwise not entitled to receive compensation, then the Dealer Manager shall retain such Soliciting Fee. Payment to the Dealer Manager by the Company will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment will be made on the day following each date on which the Company issues Shares after the Expiration Date. Payment to a soliciting dealer will be made by the Dealer Manager directly to such soliciting dealer by check to an address identified by such soliciting dealer. Such payments to soliciting dealers shall be made on or before the tenth (10th) business day following each date on which the Company issues Shares after the Expiration Date.

SECTION 4.          Further Covenants of the Company. The Company covenants with the Dealer Manager as follows:

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(a)          Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 4(c), will comply with the requirements of Rule 415, Rule 430C and Rule 497, and will notify the Dealer Manager immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to any Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any post-effective amendment or any amendment or supplement to any Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Prospectus, or of the suspension of the qualification of the Shares or the Rights for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Shares or the Rights. The Company will promptly effect all filings required under Rule 497, in the manner and within the time period required by Rule 497, and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497(c) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)          Filing of Amendments. The Company will give the Dealer Manager notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to any preliminary prospectus (including any prospectus included in the Registration Statement at the time it became effective) or to any Prospectus and will furnish the Dealer Manager with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Dealer Manager or counsel for the Dealer Manager shall object. The Company has given the Dealer Manager notice of any filings made pursuant to the 1934 Act or the 1934 Rules and Regulations within 48 hours prior to the date hereof; the Company will give the Dealer Manager notice of its intention to make any such filing from the First Representation Date to the Expiration Date and will furnish the Dealer Manager with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Dealer Manager or counsel for the Dealer Manager shall object.

(c)          Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Shares and Rights as contemplated in this Agreement, and in the Registration Statement and any Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered relating to the Shares or the Rights, any event shall occur or condition shall exist as a result of which it is necessary (or, if the Dealer Manager or counsel for the Dealer Manager shall notify the Company that, in their judgment, it is necessary) to (i) amend the Registration Statement (or the other Offering Materials) in order that the Registration Statement (or the other Offering Materials) will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, (ii) amend or supplement any Prospectus (or the other Offering Materials) in order that any Prospectus (or the other Offering Materials), as the case may be, will not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered, or (iii) amend the Registration Statement or amend or supplement any Prospectus (or the other Offering Materials), as the case may be, in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly notify the Dealer Manager of such event or condition and of its intention to file such amendment or supplement (or, if the Dealer Manager or counsel for the Dealer Manager shall have notified the Company as aforesaid, the Company will promptly notify the Dealer Manager of its intention to prepare such amendment or supplement) and will promptly prepare and file with the Commission, subject to Section 4(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or each Prospectus comply with such requirements, and, in the case of an amendment or post-effective amendment to the Registration Statement, the Company will use its best efforts to have such amendment declared or become effective as soon as practicable, and the Company will furnish to the Dealer Manager such number of copies of such amendment or supplement as the Dealer Manager may reasonably request.

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(d)          No Issuer Free Writing Prospectus. The Company will not make any offer relating to the Rights that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(e)          Second Prospectus. No later than November 6, 2015, the Company will file, subject to Sections 4(b) and 4(c), with the Commission pursuant to Rule 497, the Second Prospectus. The Company shall have previously filed with the Commission its 2015 third-quarter Quarterly Report on Form 10-Q. The Second Prospectus will include, among other things, financial and other information regarding the Company’s 2015 third-quarter and such other statements as are necessary so that the Second Prospectus not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances which they were made, not misleading. The Company will distribute, or will cause to be distributed, to the Holders the Second Prospectus and any Offering Materials related to the Second Prospectus, promptly after the filing with the Commission of the Second Prospectus.

(f)          Delivery of Registration Statements. The Company has furnished or will deliver to the Dealer Manager and counsel for the Dealer Manager, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Dealer Manager, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the soliciting dealers. The copies of the Registration Statement and each amendment thereto furnished to the Dealer Manager will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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(g)         Delivery of Prospectuses. The Company has delivered to the Dealer Manager, without charge, as many copies of the First Prospectus and will deliver to the Dealer Manager, without charge, as many copies of the Second Prospectus as the Dealer Manager reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Dealer Manager, during the period when a prospectus relating to the Rights or Shares is (or, but for the exception afforded by Rule 172 would be) required to be delivered under the 1933 Act, without charge, such number of copies of the First Prospectus (as amended or supplemented) and the Second Prospectus (as amended or supplemented) as the Dealer Manager may reasonably request. The First Prospectus, Second Prospectus and any amendments or supplements to either furnished to the Dealer Manager will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(h)          Qualification for Sale. The Company will cooperate with the Dealer Manager in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Dealer Manager may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to (x) qualify as a foreign corporation, (y) file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, or (z) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Dealer Manager may reasonably request for distribution of the Rights.

(i)           Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Dealer Manager the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(j)           Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Registration Statement and any Prospectus under “Use of Proceeds.”

(k)          Listing. The Company will use its reasonable best efforts to maintain the listing of the Common Stock (including the Shares) on the Nasdaq Global Select Market. The Company will use its reasonable best efforts to cause the Shares to be duly authorized for listing by The NASDAQ Global Select Market prior to the time the Shares are issued.

(l)           Restriction on Sale of Securities. No offering, pledge, sale, contract to sell, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period from the date hereof to 60 days after the Expiration Date, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Dealer Manager.

(m)        Reporting Requirements. The Company, during the period when a prospectus relating to the Shares or the Rights is (or but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

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(n)          Emerging Growth Company. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the 1933 Act and (ii) completion of the 60-day restricted period referred to in Section 4(l) hereof.

(o)          Investment Company Act. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Rights in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act.

(p)          Qualification as a Regulated Investment Company. The Company will, (i) during a period of at least 12 months from the Expiration Date, use its commercially reasonable efforts to maintain its status as a BDC under the Investment Company Act; provided, however, the Company may cease to be, or withdraw its election as a BDC under the Investment Company Act, with the approval of its board of directors and a vote of its stockholders as required by Section 58 of the Investment Company Act, or a successor provision and (ii) use its commercially reasonable efforts to maintain its qualification as a RIC under the Subchapter M of Code for each taxable year during which it is a BDC under the Investment Company Act.

(q)          Subscription Agent. The Company will advise or cause American Stock Transfer & Trust Company, LLC (the “Subscription Agent”) to advise the Dealer Manager, from day to day during the period of, and promptly after the termination of, the Offer, as to the names and addresses of all Holders exercising Rights, withdrawing such exercise, the total number of Rights exercised or exercises withdrawn by each Holder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise or withdrawal, rejected for exercise and being processed and, for the Dealer Manager, the number of Rights exercised on exercise forms or withdrawn on withdrawal forms indicating the Dealer Manager, as the broker-dealer with respect to such exercise or withdrawal, and as to such other information as the Dealer Manager may reasonably request; and will use its commercially reasonable best efforts to cause the Subscription Agent to promptly notify the Dealer Manager and any soliciting dealer of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager, the number of Rights exercised on exercise forms indicating the Dealer Manager and any soliciting dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request.

(r)          Stabilization. The Company will not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights or the Shares; provided that any action in connection with the Company’s dividend reinvestment plan will not be deemed to be within the meaning of this Section 4(q).

(s)          Dealer Manager. Except as required by applicable law, the use of any reference to the Dealer Manager in the Registration Statement, any Prospectus or any other Offering Materials or any other document or communication prepared, approved or authorized by the Company in connection with the Rights Offering is subject to the prior approval of the Dealer Manager, provided that if such reference to the Dealer Manager is required by applicable law, the Company agrees to notify the Dealer Manager within a reasonable time prior to such use but the Company is nonetheless permitted to use such reference. The Dealer Manager hereby confirms that it has consented to all references to them in the Registration Statement, any Prospectus and the Offering Materials as filed with the Commission on the date hereof.

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SECTION 5.          Payment of Expenses.

(a)          Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and in connection with the Offer, including, but not limited to, (i) the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the preparation, issuance and delivery of the exercise forms relating to the Rights and the certificates for the Shares; (iii) the fees and disbursements of the Company’s counsel and accountants; (iv) expenses relating to the qualification of the Rights and the Shares under securities laws in accordance with the provisions of Section 4(f) of this Agreement, including filing fees; (v) expenses relating to the printing or other production and delivery to the Dealer Manager of copies of the Registration Statement as originally filed and of each amendment thereto and of any Prospectus and any amendments or supplements thereto; (vi) the filing fees incidental to, and, subject to Section 5(b), the reasonable fees and disbursement of counsel to the Dealer Manager in connection with, the review by FINRA of the terms of the Rights Offering and the sale of the Shares; (vii) the fees and expenses incurred in connection with the listing of the Shares on The NASDAQ Global Select Market; (viii) the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials; (ix) all reasonable out-of-pocket fees and expenses, if any, incurred by the Dealer Manager and soliciting dealers in connection with their customary mailing and handling of materials related to the Rights Offering; (x) the fees and expenses incurred by the Company under the Subscription Agent Agreement and the Information Agent Agreement.

(b)          In addition to any fees that may be payable to the Dealer Manager under this Agreement, whether or not the Rights Offering is consummated, the Company agrees to reimburse the Dealer Manager upon request made from time to time for their reasonable expenses incurred in connection with their activities under this Agreement, including the reasonable fees and disbursements of their legal counsel (such reimbursement of fees and disbursements of legal counsel not to exceed $200,000).

SECTION 6.          Conditions of Dealer Manager’s Obligations. The obligations of the Dealer Manager hereunder are subject to the accuracy of the representations and warranties of the WhiteHorse Entities contained herein or in certificates of any officer of the WhiteHorse Entities or any of the Company’s subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

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(a)          Effectiveness of Registration Statement; Rule 430C Information; BDC Election. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus with respect to the Rights Offering shall have been filed with the Commission in accordance with Rule 497. A prospectus containing the Rule 430C Information shall have been filed with the Commission in the manner and within the time frame required by Rule 497(h) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430C. The BDC Election is effective and no order suspending the effectiveness of the BDC Election shall have been issued or proceedings therefor initiated or threatened by the Commission.

(b)          Opinion of Counsel for Company. At the First Representation Date and the Expiration Date, the Dealer Manager shall have received the favorable opinion and negative assurance statement, dated as of the First Representation Date and the Expiration Date, of Dechert LLP, counsel for the Company, in form and substance satisfactory to counsel for the Dealer Manager, together with signed or reproduced copies of such letter to the effect set forth in Exhibits A and B hereto.

(c)          Opinion of Counsel for WhiteHorse Advisers and the Administrator. At the First Representation Date and the Expiration Date, the Dealer Manager shall have received the favorable opinion, dated as of the First Representation Date and the Expiration Date, of Dechert LLP, counsel for WhiteHorse Advisers and the Administrator, in form and substance satisfactory to counsel for the Dealer Manager, together with signed or reproduced copies of such letter to the effect set forth in Exhibit C hereto.

(d)          Opinion of Counsel for Dealer Manager. At the First Representation Date and the Expiration Date, the Dealer Manager shall have received the favorable opinion, dated as of the First Representation Date and the Expiration Date, of Sidley Austin LLP, counsel for the Dealer Manager, in form and substance satisfactory to the Dealer Manager. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Dealer Manager. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the WhiteHorse Entities and certificates of public officials.

(e)          Officers’ Certificate of the Company. There shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement or any Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and at each Representation Date and the Expiration Date, the Dealer Manager shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated as of each Representation Date and the Expiration Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of each Representation Date and Expiration Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the applicable Representation Date and the Expiration Date, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

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(f)          Officers’ Certificate of WhiteHorse Advisers. There shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement or any Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of WhiteHorse Advisers, whether or not arising in the ordinary course of business, and at each Representation Date and the Expiration Date, the Dealer Manager shall have received a certificate of the Chief Executive Officer or the President of WhiteHorse Advisers and of the chief financial or chief accounting officer of WhiteHorse Advisers, dated as of each Representation Date and the Expiration Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of WhiteHorse Advisers in this Agreement are true and correct with the same force and effect as though expressly made at and as of such Representation Date and the Expiration Date and (iii) WhiteHorse Advisers has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the applicable Representation Date and the Expiration Date.

(g)          Officers’ Certificate of the Administrator. There shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement or any Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Administrator, whether or not arising in the ordinary course of business, and at each Representation Date and the Expiration Date, the Dealer Manager shall have received a certificate of the Chief Executive Officer or the President of the Administrator and of the chief financial or chief accounting officer of the Administrator, dated as of each Representation Date and the Expiration Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Administrator in this Agreement are true and correct with the same force and effect as though expressly made at and as of such Representation Date and the Expiration Date and (iii) the Administrator has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the applicable Representation Date and the Expiration Date.

(h)          Accountant’s Comfort Letter. At each Representation Date and the Expiration Date, the Dealer Manager shall have received from Crowe Horwath LLP a letter, dated as of each Representation Date and the Expiration Date, in form and substance satisfactory to the Dealer Manager, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the financial statements and certain financial information contained in the Registration Statement and any Prospectus.

(i)           Approval of Listing. Prior to their issuance, the Shares shall have been approved for listing on The NASDAQ Global Select Market, subject only to official notice of issuance.

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(j)           No Objection. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Rights Offering.

(k)          Documents. At each Representation Date and the Expiration Date, counsel for the Dealer Manager shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance of the Rights and the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance of the Rights and the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Dealer Manager and counsel for the Dealer Manager.

(l)           Second Prospectus. The Second Prospectus shall have been filed in accordance with Section 4(d).

(m)         Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, may be terminated by the Dealer Manager by notice to the Company at any time at or prior to the Expiration Date, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof and except that Sections 3, 5, 7, 8, and 11 through 18 hereof shall survive any such termination and remain in full force and effect.

SECTION 7.          Indemnification.

(a)          The WhiteHorse Entities, jointly and severally, agree to indemnify and hold harmless the Dealer Manager, each person, if any, who controls the Dealer Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each partner, director, officer, trustee, manager, member and shareholder of the Dealer Manager (each, a “Dealer Manager Indemnified Party”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), (A) caused by, arising out of, related to or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Prospectus or any amendment or supplement thereto, or any Offering Material, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon written information furnished to the Company by the Dealer Manager expressly for use therein, (B) caused by, arising out of, related to or are based upon any material breach by the WhiteHorse Entities of any representations or warranties or material failure by the WhiteHorse Entities to comply with any of its obligations, covenants or agreements contained herein, or (C) arising out of, related to or based upon a termination or a failure by the Company to make or consummate the Rights Offering except to the extent any such termination or failure has resulted from such Dealer Manager Indemnified Party’s gross negligence, bad faith or willful misconduct.

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(b)          The Dealer Manager agrees to indemnify and hold harmless each of the WhiteHorse Entities, and each of their respective partners, directors, trustees, managers, members and shareholders (as the case may be), and each officer of the Company who signs the Registration Statement and each person, if any, who controls the WhiteHorse Entities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”) to the same extent as the foregoing indemnity from the WhiteHorse Entities to the Dealer Manager as set forth in Section 7(a)(A), only with reference to written information relating to such Dealer Manager furnished to the Company by such Dealer Manager expressly for use in the Registration Statement or any amendment thereof, any Prospectus or any amendment or supplement thereto, or any Offering Material; it being understood and agreed that the only such information furnished consists of the Dealer Manager Information.

(c)          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements reasonably incurred of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with an actual conflict of interest, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses reasonably incurred of more than one separate firm (in addition to any local counsel) for all Dealer Manager Indemnified Parties, collectively, and (ii) the fees and expenses reasonably incurred of more than one separate firm (in addition to any local counsel) for all Company Indemnified Parties, collectively. In the case of any such separate firm for the Dealer Manager Indemnified Parties, such firm shall be designated in writing by the Dealer Manager. In the case of any such separate firm for the Company Indemnified Parties, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable fees and expenses of counsel as contemplated by the second and third sentences of this Section 7(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the material terms of such settlement at least 30 days prior to such settlement being entered into, and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

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(d)          To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the WhiteHorse Entities on the one hand and the Dealer Manager on the other hand from the Rights Offering and the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the WhiteHorse Entities on the one hand and the Dealer Manager on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the WhiteHorse Entities on the one hand and the Dealer Manager on the other hand in connection with the Rights Offering shall be deemed to be in the same respective proportions as the net proceeds from the Rights Offering (before deducting expenses) received by the Company and the total fees received by the Dealer Manager, bear to the aggregate offering price of the Shares. The relative fault of the WhiteHorse Entities on the one hand and the Dealer Manager on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the WhiteHorse Entities or by the Dealer Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)          The WhiteHorse Entities and the Dealer Manager agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 7(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Dealer Manager shall not be required to contribute any amount in excess of the fees received by such Dealer Manager. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

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(f)          The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the WhiteHorse Entities contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Dealer Manager Indemnified Party or by or on behalf of any Company Indemnified Party and (iii) acceptance of and payment for any of the Shares.

(g)          Each of the WhiteHorse Entities agrees to indemnify each soliciting dealer and controlling persons to the same extent and subject to the same conditions and to the same agreements, including with respect to contribution, provided for in subsections 7(a), 7(d), 7(e), 7(f) and 7(g), to the extent that a court of competent jurisdiction determines that such soliciting dealer, or such controlling person, is a statutory underwriter under the Securities Act.

(h)          No party shall be entitled to indemnification under this Section 7 if such indemnification of such party would violate Section 17(i) of the Investment Company Act.

SECTION 8.       Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the WhiteHorse Entities or any of the Company’s subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Dealer Manager or its Affiliates or selling agents, any person controlling the Dealer Manager, its officers or directors or any person controlling the Company or any person controlling WhiteHorse Advisers or the Administrator, (ii) issuance of the Rights and (iii) delivery of and payment for the Shares pursuant to the Rights Offering.

SECTION 9.       Termination of Agreement.

(a)          Termination. The Dealer Manager may terminate this Agreement, by notice to the Company, at any time at or prior to the Expiration Date (i) if there has been, in the judgment of the Dealer Manager, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Prospectus or the Offering Materials, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Dealer Manager, impracticable or inadvisable to proceed with the Rights Offering or the Sale of the Shares, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NASDAQ Global Select Market, or (iv) if trading generally on the New York Stock Exchange or in the NASDAQ Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities, or (vii) any WhiteHorse Entity has materially breached any of its representations, warranties, agreements or covenants herein, or failed to perform in any material respect its obligations herein, or (v) any WhiteHorse Entity has amended any material terms of the Rights Offering without the Dealer Manager’s prior consent (which such consent shall not have been unreasonably withheld or delayed).

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(b)          Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 1, 3, 5, 7, 8, 11 through 18 shall survive such termination and remain in full force and effect.

SECTION 10.      Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Dealer Manager shall be directed to Deutsche Bank Securities Inc., 60 Wall Street, 41st Floor, New York, New York 10005; notices to the Company shall be directed to it at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, attention of Richard Siegel; notices to WhiteHorse Advisers shall be directed to it at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, attention of Richard Siegel; and notices to the Administrator shall be directed to it at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, attention of Richard Siegel.

SECTION 11.      No Advisory or Fiduciary Relationship.

(a)          No Fiduciary Obligation. The Company hereby acknowledges that the Dealer Manager is acting solely as the dealer manager inconnection with the Rights Offering, including, without limitation, solicitation of the exercise of Rights, and the exercise of Rights as described herein. The Company further acknowledge that the Dealer Manager is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Dealer Manager act or be responsible as a fiduciary to the Company or its management, stockholders or creditors or any other person in connection with any activity that the Dealer Manager may undertake or have undertaken in furtherance of the Rights Offering, including any purchase and sale of the Shares, either before or after the date hereof. The Dealer Manager hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Dealer Manager agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Dealer Manager to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Dealer Manager with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

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(b)          Research Analyst Independence. Each of the WhiteHorse Entities acknowledges and agrees that the Dealer Manager’s respective research analysts and research department is required to be independent from its investment banking divisions and are subject to certain regulations and internal policies, and that the Dealer Manager’s respective research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the WhiteHorse Entities and/or the Rights Offering that differ from the views of the Dealer Manager’s respective investment banking divisions. The WhiteHorse Entities hereby waive and release, to the fullest extent permitted by law, any claims that the WhiteHorse Entities may have against the Dealer Manager with respect to any conflict of interest that may arise from the fact that the views expressed by the Dealer Manager’s independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the WhiteHorse Entities by the Dealer Manager’s investment banking division. The WhiteHorse Entities acknowledge that the Dealer Manager is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 12.      Parties. This Agreement shall each inure to the benefit of and be binding upon the Dealer Manager, each of the WhiteHorse Entities and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Dealer Manager and the WhiteHorse Entities and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Dealer Manager and the WhiteHorse Entities and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 13.     Trial by Jury. Each of the WhiteHorse Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Dealer Manager hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 14.     GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.

SECTION 15.     TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16.     Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

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SECTION 17.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 18.     Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Remainder of Page Intentionally Left Blank]

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Dealer Manager and each of the WhiteHorse Entities in accordance with its terms.

Very truly yours,

WHITEHORSE FINANCE, INC.

By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer

H.I.G. WHITEHORSE ADVISERS, LLC

By:	/s/ Richard Siegel
	Name:	Richard Siegel
	Title:	Authorized Signatory

H.I.G. WHITEHORSE ADMINISTRATION, LLC

By:	/s/ Richard Siegel
	Name:	Richard Siegel
	Title:	Authorized Signatory

CONFIRMED AND ACCEPTED,
as of the date first above written:

DEUTSCHE BANK SECURITIES INC.

By:
Authorized Signatory

By:
Authorized Signatory

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